SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 10, 2003

Turnstone Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28843	77-0473640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2220 Central Expressway, Santa Clara, California	95050
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 907-1400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	OTHER EVENTS.

A copy of the executive employment agreement, dated October 10, 2003, between the Registrant and Albert Y. Liu, the Registrant’s General Counsel and Director of Human Resources, is filed herewith as Exhibit 10.16 and is incorporated herein by reference in its entirety.

A copy of the executive employment agreement, dated October 10, 2003, between the Registrant and Eric S. Yeaman, the Registrant’s Chief Executive Officer and Chief Financial Officer, is filed herewith as Exhibit 10.17 and is incorporated herein by reference in its entirety.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

10.16	Executive Employment Agreement, dated October 10, 2003, between the Registrant and Albert Y. Liu.

10.17	Executive Employment Agreement, dated October 10, 2003, between the Registrant and Eric S. Yeaman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURNSTONE SYSTEMS, INC.
(Registrant)

Date:	October 10, 2003	By:	/s/ ERIC S. YEAMAN
(Signature)
Eric S. Yeaman
Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.16	Executive Employment Agreement, dated October 10, 2003, between the Registrant and Albert Y. Liu.

10.17	Executive Employment Agreement, dated October 10, 2003, between the Registrant and Eric S. Yeaman.